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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

               Date of report (date of earliest event reported):
                                  June 5, 2003




                            LUCENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)




                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



              1-11639                                 22-3408857
              -------                                 ----------
      (Commission File Number)              (IRS Employer Identification No.)


600 Mountain Avenue, Murray Hill, New Jersey                         07974
--------------------------------------------                         -----
  (Address of principal executive offices)                         (Zip Code)


                                 (908) 582-8500
                                 --------------
                        (Registrant's telephone number)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

Paul Allaire will be resigning as a member of Lucent Technologies Inc. board of directors in accordance with terms of his consent decree with the Securities and Exchange Commission. The board plans to appoint Robert Denham as chair of its Audit and Finance Committee in place of Mr. Allaire. Mr. Denham is currently an independent director on Lucent's board and an existing member of the Audit and Finance committee. In July, the board will appoint an additional independent director to be a member of its Audit and Finance Committee.







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       LUCENT TECHNOLOGIES INC.



Dated:  June 5, 2003                   By:  /s/ Richard J. Rawson
                                           -----------------------------------
                                         Name:  Richard J. Rawson
                                         Title: Senior Vice President, General
                                                Counsel and Secretary